                                                                    EXHIBIT 10.5

                    AGREEMENT ON TRANSFER OF TRADEMARK RIGHTS

This Agreement dated as of November 20, 2002 is made and entered into by and between the following parties in Shenzhen:

Party A: Chang Run Da Electronics (Shenzhen) Co., Ltd.

Party B: Shenzhen Mindray Bio-medical Electronics Co., Ltd.

Whereas,

     1. Party A filed an application with the National Trademark Bureau in 2001 to register the trademarks "MINDRAY" and "MET MINDRAY" consisting of both letter and logo for usage in the commodities under the Category 5.

     2. Party A and Party B entered into an Agreement on Transfer of Right to Apply for Trademark Registration on May 13, 2002 providing that if the two applications for registration of the said trademarks filed in 2001 are finally approved, Party A shall transfer such trademarks to Party B free of charge on the day following the grant of the approval.

     3. On August 7, 2002, the application filed by Party A in 2001 for registration of the trademark "MINDRAY" in English was approved by the National Trademark Bureau accompanied by a Trademark Registration Certificate No. 1907764. The trademark is approved to be used in the commodities under the Category No.5, "Reagent of BC-hematology analyzer; Depuratives; Chemical conductors for electrocardiograph electrodes".

     4. On October 7, 2002, the application filed by Party A in 2001 for registration of the trademark "MET MINDRAY" consisting of letter and logo was approved by the National Trademark Bureau accompanied by a Trademark Registration Certificate No. 1907765. The trademark is approved to be used in the commodities under the Category No.5, "Reagent of BC-hematology analyzer; Depuratives; Chemical conductors for electrocardiograph electrodes".

After friendly consultation, Party A and Party B agree as follows:

     1. Party A will transfer the trademarks No. 1907764 and No. 1907765 held by it to Party B free of charge.

     2. Party A will assist Party B to complete the formalities for change of the owner of the trademarks No. 1907764 and No. 1907765 with the National Trademark Bureau.

     3. This Agreement is made in four counterparts and all of them shall have the same legal effect. Party A and Party B shall each keep one counterpart and the other two shall be provided to the competent authority for change of the trademark owner.

                     [The end of the body of the Agreement.]

(Signing Page of the Agreement)


Party A: Chang Run Da Electronics (Shenzhen) Co., Ltd.

          /s/ Nie Tong
---------------------------------
Legal Representative (signature):


Party B: Shenzhen Mindray Bio-medical Electronics Co., Ltd.

           /s/ Xu Hang
---------------------------------
Legal Representative (signature):